EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Sasha Afanassiev, as Chief Financial Officer of QuantRx Biomedical Corporation (the "Company") certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1. the accompanying Annual Report on Form 10-KSB report for the period ending December 31, 2005 as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  March 31, 2006

                                            /s/ Sasha Afanassiev
                                            ------------------------------------
                                            Sasha Afanassiev
                                            Chief Financial Officer, Treasurer &
                                            Vice President of Finance